                                                                   Exhibit 99.13

                        RECONSTITUTED SERVICING AGREEMENT

                         LUMINENT MORTGAGE TRUST 2006-6

     This Reconstituted Servicing Agreement, dated as of September 28, 2006 (this "AGREEMENT"), is by and among COUNTRYWIDE HOME LOANS, INC. ("COUNTRYWIDE"), COUNTRYWIDE HOME LOANS SERVICING LP, as servicer ("Countrywide Servicing" or the "Servicer"), LARES ASSET SECURITIZATION, INC., (the "DEPOSITOR"), MAIA MORTGAGE FINANCE STATUTORY TRUST (the "SELLER") and WELLS FARGO BANK, N.A., as master servicer and securities administrator (in each such capacity, the "MASTER SERVICER" and the "SECURITIES ADMINISTRATOR", respectively), and is acknowledged by HSBC BANK USA, NATIONAL ASSOCIATION, as trustee (the TRUSTEE").

                                    RECITALS

     WHEREAS, the Seller has conveyed the mortgage loans listed on Exhibit Four attached hereto (the "SERVICED LOANS") to the Depositor, and the Depositor has conveyed the Serviced Loans to the Trustee pursuant to a certain Pooling agreement dated as of September 1, 2006 (the "POOLING AGREEMENT"), by and among the Seller, the Depositor, the Master Servicer, the Securities Administrator and the Trustee;

     WHEREAS, Maia acquired the Serviced Loans pursuant to a certain assignment, assumption and recognition agreement, dated as of August 15, 2006 (the "AAR"), by and between Maia, as assignee, Citigroup Global Markets Realty Corp. ("CITIGROUP"), assignor, and Countrywide, pursuant to which Citigroup transferred and assigned any and all of its right, title and interest and obligation in the Serviced Loans under that certain amended and restated master mortgage loan purchase and servicing agreement, dated as of December 15, 2003 (the "MMLPSA"), as amended by Amendment Reg AB, dated as of February 28, 2006 ("AMENDMENT REG AB"), by and between Citigroup and Countrywide (the MMLPSA, as modified by the AAR and Amendment Reg AB, the "SERVICING AGREEMENT") (a copy of the Servicing Agreement, which includes the MMLPSA, the AAR and Amendment Reg AB, is attached hereto on Exhibit Eight);

     WHEREAS, the Serviced Loans are currently being serviced by Countrywide Servicing for the Seller pursuant to the Servicing Agreement and the Depositor desires that Countrywide Servicing continue to service the Serviced Loans as servicer and Countrywide Servicing has agreed to do so, subject to the rights of the Master Servicer to terminate the rights and obligations of Countrywide Servicing as set forth herein and subject to the other conditions set forth herein;

     WHEREAS, the Seller and Countrywide Servicing agree that (a) the transfer of the Serviced Loans from Seller to the Depositor and from the Depositor to the Trustee, to be accomplished pursuant to the Pooling Agreement, is made pursuant to Section 8.07 of the Servicing Agreement and, (b) in connection with such transfer, the Servicing Agreement, as modified by this Agreement, which shall govern the Serviced Loans for so long as such Serviced Loans remain subject to the provisions of the Pooling Agreement; and

     WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Loans on behalf of the Trustee and Luminent Mortgage Trust 2006-6 (the "TRUST FUND").

     NOW, THEREFORE, in consideration of the mutual promises contained herein the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Capitalized terms used and not defined in this Agreement (including Exhibit One attached hereto) or in the Servicing Agreement shall have the meanings ascribed to them in the Pooling Agreement.

                                   ARTICLE II

                                    SERVICING

     Countrywide Servicing agrees, with respect to the servicing of the Serviced Loans, to perform and observe the duties, responsibilities and obligations that are to be performed in accordance with the terms and provisions of the Servicing Agreement (as modified by this Agreement), except as otherwise provided herein and on Exhibit One hereto, and that the provisions of the Servicing Agreement, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

                                   ARTICLE III

                               TRUST CUT-OFF DATE

     The parties hereto acknowledge that by operation of Section 2.09 of the Servicing Agreement (as modified by this Agreement) the remittance on October 18, 2006 to be made to the Trust Fund is to include all principal collections due after September 1, 2006 (the "TRUST CUT-OFF DATE"), plus interest on each Serviced Loan at the related Mortgage Interest Rate net of the Servicing Fee Rate and the LPMI Fee (each as defined herein), if applicable (minus that portion of any such payment that is allocable to the Due Period immediately preceding the related Cut-off Date) collected during the Due Period immediately preceding October 18, 2006, but exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, and taking into account the adjustments specified in Section 5.01 of the Servicing Agreement.

                                   ARTICLE IV

                                  SERVICING FEE

     Notwithstanding any provision of the Servicing Agreement to the contrary, the Servicing Fee rate for the Serviced Loans shall be equal to 0.375% per annum (the "SERVICING FEE RATE"). The Servicing Fee shall be payable monthly from the interest portion of the related Monthly Payment collected by the Servicer.

                                    ARTICLE V

              RECOGNITION OF THE MASTER SERVICER AND THE TRUST FUND

     From and after the date hereof, Countrywide Servicing, and any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to enforce Countrywide Servicing's obligation to service the Serviced Loans in accordance with the provisions of this Agreement. Countrywide Servicing shall recognize the Trust Fund as the owner of the Serviced Loans, and Countrywide Servicing will service the Serviced Loans for the Trust Fund as if the Trust Fund and Countrywide Servicing had entered into a separate servicing agreement for the servicing of the Serviced Loans in the form of the Servicing Agreement.

     Pursuant to the Pooling Agreement, the Trustee shall have the right (but not, except to the extent expressly set forth in the Pooling Agreement, the obligations) on behalf of the Purchaser to enforce the obligations of Countrywide Servicing, including, without limitation, the enforcement of (i) the document delivery requirements set forth in Section 2.05 of the Servicing Agreement and (ii) remedies with respect to representations and warranties made by Countrywide Servicing in the AAR, and shall be entitled to enforce all of the obligations of Countrywide Servicing thereunder insofar as they relate to the Serviced Loans.

     Countrywide Servicing shall look solely to the Trust Fund for performance of any obligations of the Purchaser under the Servicing Agreement and the Trust Fund hereby assumes such obligations. All references to the Purchaser under the Servicing Agreement insofar as they relate to the Serviced Loans, shall be deemed to refer to the Trust Fund. Neither Countrywide Servicing nor the Seller shall amend or agree to amend, modify, waive, or otherwise alter any of the terms or provisions of the Servicing Agreement which amendment, modification, waiver or other alteration would in any way (i) materially affect the Serviced Loans or Countrywide Servicing's performance under the Servicing Agreement with respect to the Serviced Loans without the prior written consent of the Trustee and the Master Servicer or (ii) materially and adversely affect the interests of the Certificateholders in the Serviced Loans.

     The Master Servicer shall be entitled to terminate the rights and obligations of Countrywide Servicing under this Agreement, as provided in
Section 7.01 (Termination Due to an Event of Default) of the Servicing Agreement. Notwithstanding anything


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

herein to the contrary, in no event shall the Master Servicer be required to assume any of the obligations of the Purchaser under the Servicing Agreement. In connection with the performance by the Master Servicer of any of its duties hereunder, and in the exercise by the Master Servicer of any of its rights hereunder, the parties and other signatories hereto hereby agree, except Countrywide and Countrywide Servicing, that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability, immunities and indemnities afforded to the Master Servicer under the Pooling Agreement.

     Without limitation of the foregoing, any provision of the Servicing Agreement requiring the Seller or the Trust Fund, as Purchaser under the Servicing Agreement, to reimburse Countrywide Servicing for any costs or expenses shall be satisfied by Countrywide Servicing's reimbursement of such costs or expenses from the Custodial Account. Notwithstanding the foregoing, it is understood that Countrywide Servicing shall not be obligated to defend and indemnify and hold harmless the Master Servicer, the Trust Fund, the Seller, the Trustee or the Depositor against any losses, damages, penalties, fines, forfeitures, judgments and any related costs including, without limitation, reasonable and necessary legal fees, resulting from (i) actions or inactions of Countrywide Servicing which were taken or omitted upon the instruction or direction of the Master Servicer or the Trust Fund's designee's or (ii) the failure of the Master Servicer or the Trust Fund's designee's to perform the obligations of the "purchaser" under the Servicing Agreement. Notwithstanding anything herein to the contrary, the provisions in Sections 3.03(d) and 6.01 of the Servicing Agreement, with respect to the indemnification of the Seller by Countrywide, shall survive the termination of this Agreement.

     A copy of all assessments, attestations, reports and certifications required to be delivered by Countrywide under this Agreement and the Servicing Agreement shall be delivered to the Master Servicer by the date(s) specified herein or therein, and where such documents are required to be addressed to any party, such addressees shall include the Master Servicer and the Master Servicer shall be entitled to rely on such documents.

                                   ARTICLE VI

                                   WARRANTIES

     The Seller and Countrywide Servicing mutually warrant and represent that, with respect to the Serviced Loans, the Servicing Agreement is in full force and effect as of the date hereof and has not been amended or modified in any way with respect to the Serviced Loans, except as set forth herein, and no notice of termination has been given thereunder.

                                   ARTICLE VII

                                 REPRESENTATIONS

     Pursuant to Section 8.07(b) of the Servicing Agreement, Countrywide Servicing hereby represents and warrants, for the benefit of the Depositor, the Trustee and the Trust


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

Fund, that (i) the representations and warranties set forth in Sections 4(a), 4(b), 4(c), 4(d) and 4(e) of the AAR are true and correct as of September 28, 2006 (the "RECONSTITUTION DATE"), as if such representations and warranties were made on such date Countrywide Servicing shall make the representations and warranties listed on Exhibit Two hereto as of the Reconstitution Date.

     Countrywide Servicing hereby acknowledges and agrees that the remedies available to the Trust Fund (including the Trustee acting on the Trust Fund's behalf) in connection with any breach of the representations and warranties made by Countrywide Servicing set forth above that materially and adversely affects the value of any Serviced Loan or the interests of the Purchaser in such Serviced Loan shall be as set forth in Section 5 of the AAR as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein). Such enforcement of any right or remedy hereunder by the Trustee shall have the same force and effect as if the right or remedy had been enforced or exercised by the Trust Fund, as Purchaser, under the Servicing Agreement.

                                  ARTICLE VIII

                                   ASSIGNMENT

     Countrywide Servicing hereby acknowledges that the rights of the Seller as Purchaser under the Servicing Agreement, as amended by this Agreement, will be assigned to the Depositor under the Pooling Agreement, and agree that the Pooling Agreement will be a valid assignment and assumption agreement or other assignment document and will constitute a valid assignment and assumption of the rights and obligations of the Seller as Purchaser under the Servicing Agreement to the Depositor and the Trustee, on behalf of the Trust Fund, as applicable. In addition, the Trust Fund has made, or intends to make, a REMIC election with respect to the Serviced Loans. Countrywide Servicing hereby consents to such assignment and assumption and acknowledges the Trust Fund's REMIC election.

                                   ARTICLE IX

                             NOTICES AND REMITTANCES

     All notices, consents, certificates, reports and certifications (collectively, "WRITTEN INFORMATION") required to be delivered to the Purchaser under the Servicing Agreement and under this Agreement shall be delivered to the Master Servicer at the following address:

     Wells Fargo Bank, N.A.
     P.O. Box 98
     Columbia, Maryland 21046
     Attention: Corporate Trust Group, Luminent 2006-6

     Or, in the case of overnight deliveries:

     9062 Old Annapolis Road
     Columbia, Maryland 21045)
     Telephone: (410) 884-2000
     Facsimile: (410) 715-2380

     All amounts required to be remitted or distributed by the Servicer to the Purchaser under the Servicing Agreement and under this Agreement shall be on a scheduled/scheduled basis and shall be made to the following wire account:

     Wells Fargo Bank, N.A.
     ABA#: 121-000-248
     Account Name: SAS CLEARING
     Account Number: 3970771416
     For further credit to: Luminent 2006-6, Account #50953200

     All Written Information required to be delivered to the Trustee under the Servicing Agreement and under this Agreement shall be delivered to the Trustee at the following address:

     HSBC Bank USA, National Association
     452 Fifth Avenue
     New York, New York 10018
     Attention: Corporate Trust & Loan Agency/Luminent Mortgage Trust 2006-6

     All Written Information required to be delivered to the Depositor under the Servicing Agreement and under this Agreement shall be delivered to the Depositor at the following address:

     Lares Asset Securitization, Inc.
     101 California Street, 13th Floor
     San Francisco, California 94111
     Attention:  Christopher Zyda
     Telephone:  (415) 217-4500
     Facsimile:  (415) 217-4518

     All demands, notices and communications required to be delivered to Countrywide and Countrywide Servicing under the Servicing Agreement and this Agreement shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by registered mail, postage prepaid, as follows:

     In the case of Countrywide,

     Countrywide Home Loans, Inc.
     4500 Park Granada
     Calabasas, California 91302
     Attention: Darren Bigby

     With copy to: General Counsel

     In the case of Countrywide Servicing,

     Countrywide Home Loans Servicing, LP
     400 Countrywide Way
     Simi Valley, California 93065
     Attention: John Lindberg, Rachel Meza, Eric Varnen and Yuan Li

     Any documents required to be delivered by Countrywide Servicing to the Custodian shall be delivered to Wells Fargo Bank, N.A. as Custodian at the following address:

     Wells Fargo Bank, N.A.
     24 Executive Park, Suite 100
     Irvine, CA 92614
     Attention: Account Manager, Luminent 2006-6

                                    ARTICLE X

                                    AMENDMENT

     Notwithstanding anything provided herein and on Exhibit One hereto, the parties hereto hereby acknowledge and agree that the Servicing Agreement shall not be amended without the consent of Maia in any event.

                                   ARTICLE XI

                                  GOVERNING LAW

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                   ARTICLE XII

                                  COUNTERPARTS

     This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

                                  ARTICLE XIII

                                 RECONSTITUTION

     The Seller and Countrywide Servicing agree that the transfer of the Serviced Loans hereunder is made pursuant to Section 8.07 of the Servicing Agreement and that September 28, 2006 is the Reconstitution Date related thereto.

                                   ARTICLE XIV

                           LIMITED ROLE OF THE TRUSTEE

     The Trustee shall have no obligations or duties under this Agreement except as expressly set forth herein. No implied duties on the part of the Trustee shall be read into this Agreement. Nothing herein shall be construed to be an assumption by the Trustee of any duties or obligations of any party to this Agreement or the Servicing Agreement, the duties of the Trustee being solely those set forth in the Pooling Agreement. The Trustee is entering into this Agreement solely in its capacity as Trustee under the Agreement and not individually and there shall be no recourse against the Trustee in its individual capacity hereunder or for the payment of any obligations of the Trust or the Trust Fund.

           [Remainder of page intentionally blank. Signatures follow.]

     Executed as of the day and year first above written.

                                        COUNTRYWIDE HOME LOANS, INC.


                                        By: /s/ Kushal Bhakta
                                            ------------------------------------
                                        Name: Kushal Bhakta
                                        Title: First Vice President


                                        COUNTRYWIDE HOME LOANS SERVICING LP

                                        By: Countrywide GP, Inc., its General
                                            Partner


                                        By: /s/ Kushal Bhakta
                                            ------------------------------------
                                        Name: Kushal Bhakta
                                        Title: Vice President


                                        MAIA MORTGAGE FINANCE STATUTORY TRUST,
                                        as Seller


                                        By: /s/ Christopher J. Zyda
                                            ------------------------------------
                                        Name: Christopher J. Zyda
                                        Title: Trustee & President


                                        LARES ASSET SECURITIZATION, INC., as
                                        Depositor


                                        By: /s/ Christopher J. Zyda
                                            ------------------------------------
                                        Name: Christopher J. Zyda
                                        Title: Chief Financial Officer


                                        WELLS FARGO BANK, N.A., as Master
                                        Servicer and Securities Administrator


                                        By: /s/ Amy Doyle
                                            ------------------------------------
                                        Name: Amy Doyle
                                        Title: Vice President

Agreed to and acknowledged By:

HSBC BANK USA, NATIONAL ASSOCIATION
not in its individual capacity,
but solely as Trustee
for Luminent Mortgage Trust 2006-6
under the Pooling Agreement


By: /s/ Elena Zhang
    ---------------------------------
Name: Elena Zhang
Title: Assistant Vice President

                                   EXHIBIT ONE

                    Modifications to the Servicing Agreement

     (a) The definition of "BUSINESS DAY" in Article I is hereby amended in its entirety to read as follows:

     Business Day: Any day other than (a) a Saturday or a Sunday or (b) a day on which banking institutions in the states of California, New York, Maryland, Minnesota or Texas are authorized or obligated by law or executive order to be closed.

     (b) The definition of "MASTER SERVICER" in Amendment Reg AB is hereby amended to read as follows:

     Master Servicer: Wells Fargo Bank, N.A., or its successors in interest, or such other master servicer as shall be appointed by the Purchaser.

     (c) The definition of "MORTGAGE INTEREST RATE" in Article I is hereby amended by adding the phrase "in each case, net of any Relief Act Reduction" to the end of such definition.

     (d) The definition of "OPINION OF COUNSEL" in Article I is hereby amended in its entirety to read as follows:

     Opinion of Counsel: A written opinion of counsel, who may be an employee of Countrywide, that is reasonably acceptable to the Master Servicer or the Trustee, provided that any Opinion of Counsel relating to (a) qualification of Mortgage Loans in a REMIC or (b) compliance with the REMIC Provisions, must be an opinion of counsel reasonably acceptable to the Trustee, the Master Servicer and the Depositor who (i) is in fact independent of Countrywide, (ii) does not have any material direct or indirect financial interest in Countrywide or in any affiliate of any such entity and (iii) is not connected with Countrywide as an officer, employee, director or person performing similar functions.

     (e) The following definition of "PERMITTED INVESTMENTS" is hereby added to
Article I:

     Permitted Investments: Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued or managed by the Depositor, the Trustee, or any of their respective Affiliates or for which an Affiliate of the Trustee serves as an advisor:

          (i) direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;


                                  Exhibit One-1

          (ii) (A) such depository institution or trust company or its ultimate parent has a short-term uninsured debt rating in one of the two highest available rating categories of the Rating Agency and (B) any other demand or time deposit or deposit account that is fully insured by the FDIC;

          (iii) repurchase obligations with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as principal) rated A or higher by the Rating Agency;

          (iv) securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America, the District of Columbia or any State thereof and that are rated by the Rating Agency in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

          (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations) that is rated by each rating agency rating the certificates in its highest short-term unsecured debt rating available at the time of such investment;

          (vi) units of money market funds (which may be 12b-l funds, as contemplated by the Commission under the Investment Company Act of 1940) registered under the Investment Company Act of 1940 including funds managed or advised by the Trustee or an Affiliate thereof having the highest applicable rating from the Rating Agency; and

          (vii) if previously confirmed in writing to the trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agency in writing as a permitted investment of funds backing securities having ratings equivalent to its highest initial rating of the senior certificates;

     In each case (other than clause (a)), such Permitted Investment shall have a final maturity (giving effect to any applicable grace period) no later than the Business Day immediately preceding the Distribution Date (or, if the Securities Administrator or an Affiliate is the obligor on such Permitted Investment, the Distribution Date) next following the Due Period in which the date of investment occurs; provided, that, Permitted Investments may not include (i) any interest-only security, any security purchased at a price in excess of 100% of the par value or any security that provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par, (ii) any floating rate security whose interest rate is inversely or otherwise not proportionately related to an interest rate index or is calculated as other than the sum of an interest rate index plus a spread, (iii) securities subject to an offer, (iv) any security with a rating from S&P which includes the subscript "p," "pi," "q," "r" or "t", or (v) any investment, the income from which is or will be subject to deduction or withholding for or on account of any withholding or similar tax.


                                  Exhibit One-2

     (f) A new definition of "RATING AGENCY" is hereby added to Article I immediately following THE definition of "Qualified Substitute Mortgage Loan" to read as follows:

     Rating Agency: Any nationally recognized statistical rating agency rating the securities issued in the applicable Pass-Through Transfer.

     (g) A new definition of "RELIEF ACT REDUCTION" is hereby added to Article I immediately following the definition of "Reconstitution Date" to read as follows:

     Relief Act Reduction: With respect to any Mortgage Loan as to which there has been a reduction in the amount of the interest collectible thereon as a result of the application of the Servicemembers Civil Relief Act, as amended, or any similar state law, any amount by which interest collectible on such Mortgage Loan for the Due Date in the related Due Period is less than the interest accrued thereon for the applicable one-month period at the Mortgage Interest Rate without giving effect to such reduction.

     (h) A new definition of "REMIC PROVISIONS" is hereby added to Article I immediately following the definition of "Relief Act Reduction" to read as follows:

     REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

     (i) Section 4.04 (Establishment of Custodial Accounts; Deposits in Custodial Accounts) is hereby amended as follows:

          (i) by adding the words: "; which such account shall be entitled "Countrywide Home Loans, Inc., in trust for the Trustee of Luminent Mortgage Trust 2006-6"" to the end of the first sentence of the first paragraph;

          (ii) by adding the following new paragraph at the end of the section to read as follows:

     "Funds in the Custodial Account shall, if invested, be invested in Permitted Investments; provided, however, that Countrywide shall be under no obligation or duty to invest or otherwise pay interest on) such amounts held in the Custodial Account. All Permitted Investments shall mature or be subject to redemption or withdrawal no later than one Business Day prior to the next succeeding Remittance Date (except that if such Permitted Investment is an obligation of Countrywide, then such Permitted Investment shall mature not later than such applicable Remittance Date). Any and all investment earnings from any such Permitted Investment shall be for the benefit of Countrywide and shall be subject to its withdrawal or order from time to time, and shall not be part of the Trust Fund. The risk of loss of moneys required to be remitted to the Master Servicer


                                  Exhibit One-3
     resulting from such investments shall be borne by and be the risk of Countrywide. Countrywide shall deposit the amount of any such loss in the Custodial Account immediately as such loss is realized, but in no event later than the related Remittance Date."

     (j) Section 4.06 (Establishment of Escrow Accounts; Deposits in Escrow Accounts) is hereby amended as follows:

          (i) by adding the words: "; which such account shall be entitled "Countrywide Home Loans, Inc., in trust for the Trustee of Luminent Mortgage Trust 2006-6"" to the end of the first sentence of the first paragraph;

          (ii) by adding the following new paragraph at the end of the section to read as follows:

          "Countrywide will be obligated to make Servicing Advances to the Escrow Account in respect of its obligations under this Section 4.06, reimbursable from the Escrow Accounts or Custodial Account to the extent not collected from the related Mortgagor, anything to the contrary notwithstanding, when and as necessary pursuant to Section
          4.09 hereof; provided, however, that Servicing Advances shall not be required to be made by Countrywide if such Servicing Advance would, if made, be, in Countrywide's reasonable judgment, nonrecoverable."

     (k) Section 4.12 (Fidelity Bond; Errors and Omissions Insurance) is hereby amended by adding the following sentence to the end of the Section: "Countrywide shall provide the Master Servicer with a copy of certificates of insurance or other evidence of insurance upon reasonable request."

     (l) Section 5.02(a) (Monthly Reports) is hereby amended in its entirety to read as follows:

     "Not later than the tenth calendar day of each month (or, if such tenth calendar day is not a Business Day, the immediately succeeding Business
     Day) Countrywide shall furnish to the Master Servicer in electronic format a statement providing loan level accounting data, defaulted loan data and realized loss and gain data for the period ending on the last Business Day of the preceding month in the format attached as Exhibit Three; provided, however, Countrywide shall not be required to report any information relating to any prepayment penalties or charges to the extent such penalties or charges are retained by Countrywide."

     (m) Section 5.03 (Monthly Advances by Countrywide) is hereby amended by adding the following sentence to the end of the Section: "In the event that Countrywide determines that an advance will be unrecoverable pursuant to the previous sentence, it will provide a certification to that effect to the Master Servicer."

     (n) Section 5.04 (Annual Statement as to Compliance) is hereby deleted in its entirety.


                                  Exhibit One-4

     (o) Section 5.05 (Annual Independent Certified Public Accountants' Servicing Report), Section 5.06 (Annual Statement of Compliance), Exhibit C and Exhibit E are hereby deleted in their entirety.

     (p) Section 2(c)(i)(D) of the Amendment Reg AB is hereby amended by deleting Section 2(c)(i)(D)(1)-(3) and shall replace it with the following:

          (1)  any servicer;

          (2)  any trustee;

          (3)  any originator;

          (4)  any significant obligor;

          (5)  any enhancement or support provider; and

          (6)  any other material transaction party.

     (q) Section 2(c) of the Amendment Reg AB is hereby amended by deleting clause (vii) in its entirety and replacing it with the following:

          (vii) "Not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Company or any Subservicer, the Company or such Subservicer, as applicable, shall, to the extent the Company or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D: (A) any modifications, extensions or waivers of Mortgage Loan terms, fees, penalties or payments during the distribution period; (B) material breaches of Mortgage Loan representations or warranties or transaction covenants under the Existing Agreement, as amended herein; and (C) information regarding any Mortgage Loan changes (such as, additions, substitutions or repurchases), and with respect to a mortgage loan that the Company has substituted as a replacement for a Mortgage Loan ("Substituted Mortgage Loan"), the origination, underwriting and, if applicable, other Company criteria for the acquisition or selection of such Substituted Mortgage Loan.

     (r) Section 2(e) of Amendment Reg AB is hereby amended by deleting the words "if required by Regulation AB" in the first line of clause (D).

     (s) Section 2(f) of Amendment Reg AB is hereby amended by adding "2(c)(vi)" in the list of Sections in the fifth line of clause (i).

     (t) A new Exhibit E is added in the form of Exhibit Six hereto.


                                  Exhibit One-5

                                   EXHIBIT TWO

            Additional Representations and Warranties of Countrywide

     Countrywide, as Servicer, represents, warrants and covenants to the Seller, the Master Servicer, the Depositor and the Trustee as of the Reconstitution Date that:

     The Servicer is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Texas and is duly authorized and qualified to transact any and all business contemplated by this Agreement to be conducted by the Servicer in any state in which a Mortgaged Property related to a Mortgage Loan is located or is otherwise not required under applicable law to effect such qualification and no demand for such qualification has been made upon the Servicer by any state having jurisdiction and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Mortgage Loan and to service the Mortgage Loans in accordance with the terms of this Agreement;

     The Servicer has the full power and authority to service each Mortgage Loan which the Servicer is required to service hereunder, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Agreement and has duly authorized by all necessary action on the part of the Servicer the execution, delivery and performance of this Agreement; and this Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms, except to the extent that (a) the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefore may be brought;

     The execution and delivery of this Agreement by the Servicer, the servicing of the Mortgage Loans by the Servicer hereunder, the consummation by the Servicer of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Servicer and will not (a) result in a breach of any term, condition or provision of the organizational documents of the Servicer or (b) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which the Servicer is a party or by which it may be bound, or any statute, order or regulation applicable to the Servicer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Servicer; and the Servicer is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to the Servicer's knowledge, would in the future materially and adversely affect, (A) the ability of the Servicer to perform its obligations


                                  Exhibit Two-1
under this Agreement or (B) the business, operations, financial condition, properties or assets of the Servicer taken as a whole;

     The Servicer is an approved seller/servicer for Fannie Mae and an approved servicer for Freddie Mac in good standing and is a HUD-approved non-supervised mortgagee pursuant to Section 203 and Section 211 of the National Housing Act, and no event has occurred, including but not limited to a change in insurance coverage, that would make the Servicer unable to comply with HUD, Fannie Mae or Freddie Mac eligibility requirements or which would require notification to any of HUD, Fannie Mae or Freddie Mac;

     No action, suit, proceeding, investigation or litigation is pending or, to the best knowledge of the Servicer, threatened against the Servicer that would materially and adversely affect the execution, delivery or enforceability of this Agreement or the ability of the Servicer to service the Mortgage Loans or to perform any of its other obligations hereunder in accordance with the terms hereof;

     No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of, or compliance by the Servicer with, this Agreement or the consummation by the Servicer of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the date of this Agreement;

     The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

     No written statement, report or other document prepared and furnished or to be prepared and furnished by the Servicer pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained therein not misleading;

     The Servicer is a member of MERS in good standing, and will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the MERS Mortgage Loans for as long as such Mortgage Loans are registered with MERS; and

     The consummation of the transactions contemplated by this Agreement is in the ordinary course of business of the Servicer.


                                  Exhibit Two-2

                                  EXHIBIT THREE

                      Form of Periodic Reports to Purchaser

                     STANDARD FILE LAYOUT - MASTER SERVICING

     Column Name                               Description                         Decimal          Format Comment          Max Size
----------------------   -------------------------------------------------------   -------   ----------------------------   --------
SER_INVESTOR_NBR         A value assigned by the Servicer to define a group of               Text up to 10 digits              20
                         loans.

LOAN_NBR                 A unique identifier assigned to each loan by the                    Text up to 10 digits              10
                         investor.

SERVICER_LOAN_NBR        A unique number assigned to a loan by the Servicer.                 Text up to 10 digits              10
                         This may be different than the LOAN_NBR.

BORROWER_NAME            The borrower name as received in the file. It is not                Maximum length of 30 (Last,       30
                         separated by first and last name.                                   First)

SCHED_PAY_AMT            Scheduled monthly principal and scheduled interest           2      No commas(,) or dollar signs      11
                         payment that a borrower is expected to pay, P&I                     ($)
                         constant.

NOTE_INT_RATE            The loan interest rate as reported by the Servicer.          4      Max length of 6                    6

NET_INT_RATE             The loan gross interest rate less the service fee rate       4      Max length of 6                    6
                         as reported by the Servicer.

SERV_FEE_RATE            The servicer's fee rate for a loan as reported by the        4      Max length of 6                    6
                         Servicer.

SERV_FEE_AMT             The servicer's fee amount for a loan as reported by the      2      No commas(,) or dollar signs      11
                         Servicer.                                                           ($)

NEW_PAY_AMT              The new loan payment amount as reported by the               2      No commas(,) or dollar signs      11
                         Servicer.                                                           ($)


                                Exhibit Three-1

     Column Name                               Description                         Decimal          Format Comment          Max Size
----------------------   -------------------------------------------------------   -------   ----------------------------   --------
NEW_LOAN_RATE            The new loan rate as reported by the Servicer.               4      Max length of 6                    6

ARM_INDEX_RATE           The index the Servicer is using to calculate a               4      Max length of 6                    6
                         forecasted rate.

ACTL_BEG_PRIN_BAL        The borrower's actual principal balance at the               2      No commas(,) or dollar signs      11
                         beginning of the processing cycle.                                  ($)

ACTL_END_PRIN_BAL        The borrower's actual principal balance at the end of        2      No commas(,) or dollar signs      11
                         the processing cycle.                                               ($)

BORR_NEXT_PAY_DUE_DATE   The date at the end of processing cycle that the                    MM/DD/YYYY                        10
                         borrower's next payment is due to the Servicer, as
                         reported by Servicer.

SERV_CURT_AMT_1          The first curtailment amount to be applied.                  2      No commas(,) or dollar signs      11
                                                                                             ($)

SERV_CURT_DATE_1         The curtailment date associated with the first                      MM/DD/YYYY                        10
                         curtailment amount.

CURT_ADJ_AMT_1           The curtailment interest on the first curtailment            2      No commas(,) or dollar signs      11
                         amount, if applicable.                                              ($)

SERV_CURT_AMT_2          The second curtailment amount to be applied.                 2      No commas(,) or dollar signs      11
                                                                                             ($)

SERV_CURT_DATE_2         The curtailment date associated with the second                     MM/DD/YYYY                        10
                         curtailment amount.

CURT_ADJ_AMT_2           The curtailment interest on the second curtailment           2      No commas(,) or dollar signs      11
                         amount, if applicable.                                              ($)

SERV_CURT_AMT_3          The third curtailment amount to be applied.                  2      No commas(,) or dollar signs      11
                                                                                             ($)

SERV_CURT_DATE_3         The curtailment date associated with the third                      MM/DD/YYYY                        10
                         curtailment amount.

CURT_ADJ_AMT_3           The curtailment interest on the third curtailment            2      No commas(,) or dollar signs      11
                         amount, if applicable.                                              ($)

PIF_AMT                  The loan "paid in full" amount as reported by the            2      No commas(,) or dollar signs      11
                         Servicer.                                                           ($)


                                Exhibit Three-2

     Column Name                               Description                         Decimal          Format Comment          Max Size
----------------------   -------------------------------------------------------   -------   ----------------------------   --------
PIF_DATE                 The paid in full date as reported by the Servicer.                  MM/DD/YYYY                        10

ACTION_CODE              The standard FNMA numeric code used to indicate the                 Action Code Key;                   2
                         default/delinquent status of a particular loan.                     15=Bankruptcy,
                                                                                             30=Foreclosure,
                                                                                             60=PIF,
                                                                                             63=Substitution,
                                                                                             65=Repurchase,
                                                                                             70=REO

INT_ADJ_AMT              The amount of the interest adjustment as reported by         2      No commas(,) or dollar signs      11
                         the Servicer.                                                       ($)

SOLDIER_SAILOR_ADJ_AMT   The Soldier and Sailor Adjustment amount, if                 2      No commas(,) or dollar signs      11
                         applicable.                                                         ($)

NON_ADV_LOAN_AMT         The Non Recoverable Loan Amount, if applicable.              2      No commas(,) or dollar signs      11
                                                                                             ($)

LOAN_LOSS_AMT            The amount the Servicer is passing as a loss, if             2      No commas(,) or dollar signs      11
                         applicable.                                                         ($)

SCHED_BEG_PRIN_BAL       The scheduled outstanding principal amount due at the        2      No commas(,) or dollar signs      11
                         beginning of the cycle date to be passed through to                 ($)
                         investors.

SCHED_END_PRIN_BAL       The scheduled principal balance due to investors at the      2      No commas(,) or dollar signs      11
                         end of a processing cycle.                                          ($)

SCHED_PRIN_AMT           The scheduled principal amount as reported by the            2      No commas(,) or dollar signs      11
                         Servicer for the current cycle -- only applicable for               ($)
                         Scheduled/Scheduled Loans.

SCHED_NET_INT            The scheduled gross interest amount less the service         2      No commas(,) or dollar signs      11
                         fee amount for the current cycle as reported by the                 ($)
                         Servicer -- only applicable for Scheduled/Scheduled
                         Loans.

ACTL_PRIN_AMT            The actual principal amount collected by the Servicer        2      No commas(,) or dollar signs      11
                         for the current reporting cycle -- only applicable for              ($)
                         Actual/Actual Loans.

ACTL_NET_INT             The actual gross interest amount less the service fee        2      No commas(,) or dollar signs      11
                         amount for the current reporting cycle as reported by               ($)
                         the Servicer -- only applicable for Actual/Actual
                         Loans.


                                Exhibit Three-3

     Column Name                               Description                         Decimal          Format Comment          Max Size
----------------------   -------------------------------------------------------   -------   ----------------------------   --------
PREPAY_PENALTY_AMT       The penalty amount received when a borrower prepays on       2      No commas(,) or dollar signs      11
                         his loan as reported by the Servicer.                               ($)

PREPAY_PENALTY_WAIVED    The prepayment penalty amount for the loan waived by         2      No commas(,) or dollar signs      11
                         the servicer.                                                       ($)

MOD_DATE                 The Effective Payment Date of the Modification for the              MM/DD/YYYY                        10
                         loan.

MOD_TYPE                 The Modification Type.                                              Varchar - value can be alpha      30
                                                                                             or numeric

DELINQ_P&I_ADVANCE_AMT   The current outstanding principal and interest advances      2      No commas(,) or dollar signs      11
                         made by Servicer.                                                   ($)


                                Exhibit Three-4

                       REPORTING DATA FOR DEFAULTED LOANS

Data must be submitted to Wells Fargo Bank in an EXCEL spreadsheet format with fixed field names and data type. The EXCEL spreadsheet should be used as a template consistently every month when submitting data.

TABLE: DELINQUENCY

NAME                              TYPE        SIZE
-------------------------------   ---------   ----
SERVICER LOAN #                   NUMBER         8
                                  (DOUBLE)
INVESTOR LOAN #                   NUMBER         8
                                  (DOUBLE)
BORROWER NAME                     TEXT          20
ADDRESS                           TEXT          30
STATE                             TEXT           2
Due Date                          Date/Time      8
ACTION CODE                       TEXT           2
FC Received                       Date/Time      8
File Referred to Atty             Date/Time      8
NOD                               Date/Time      8
Complaint Filed                   Date/Time      8
Sale Published                    Date/Time      8
Target Sale Date                  Date/Time      8
Actual Sale Date                  Date/Time      8
Loss Mit Approval Date            Date/Time      8
Loss Mit Type                     Text           5
Loss Mit Estimated Completion     Date/Time      8
Date
Loss Mit Actual Completion Date   Date/Time      8
Loss Mit Broken Plan Date         Date/Time      8
BK Chapter                        Text           6
BK Filed Date                     Date/Time      8
Post Petition Due                 Date/Time      8
Motion for Relief                 Date/Time      8
Lift of Stay                      Date/Time      8
RFD                               Text          10
Occupant Code                     Text          10
Eviction Start Date               Date/Time      8
Eviction Completed Date           Date/Time      8
List Price                        Currency       8
List Date                         Date/Time      8
Accepted Offer Price              Currency       8
Accepted Offer Date               Date/Time      8
Estimated REO Closing Date        Date/Time      8
Actual REO Sale Date              Date/Time      8


                                Exhibit Three-5

o ITEMS IN BOLD ARE MANDATORY FIELDS. WE MUST RECEIVE INFORMATION IN THOSE FIELDS EVERY MONTH IN ORDER FOR YOUR FILE TO BE ACCEPTED.

The Action Code Field should show the applicable numeric code to indicate that a special action is being taken. The Action Codes are the following:

     12-RELIEF PROVISIONS
     15-BANKRUPTCY/LITIGATION
     20-REFERRED FOR DEED-IN-LIEU
     30-REFERRED FORE FORECLOSURE
     60-PAYOFF
     65-REPURCHASE
     70-REO-HELD FOR SALE
     71-THIRD PARTY SALE/CONDEMNATION
     72-REO-PENDING CONVEYANCE-POOL INSURANCE CLAIM FILED

Wells Fargo Bank will accept alternative Action Codes to those above, provided that the Codes are consistent with industry standards. If Action Codes other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Action Codes prior to sending the file.

Description of Action Codes:

ACTION CODE 12 - To report a Mortgage Loan for which the Borrower has been granted relief for curing a delinquency. The Action Date is the date the relief is expected to end. For military indulgence, it will be three months after the Borrower's discharge from military service.

ACTION CODE 15 - To report the Borrower's filing for bankruptcy or instituting some other type of litigation that will prevent or delay liquidation of the Mortgage Loan. The Action Date will be either the date that any repayment plan (or forbearance) instituted by the bankruptcy court will expire or an additional date by which the litigation should be resolved.

ACTION CODE 20 - To report that the Borrower has agreed to a deed-in-lieu or an assignment of the property. The Action Date is the date the Servicer decided to pursue a deed-in-lieu or the assignment.

ACTION CODE 30 - To report that the decision has been made to foreclose the Mortgage Loan. The Action Date is the date the Servicer referred the case to the foreclosure attorney.


                                Exhibit Three-6

ACTION CODE 60 - To report that a Mortgage Loan has been paid in full either at, or prior to, maturity. The Action Date is the date the pay-off funds were remitted to the Master Servicer.

ACTION CODE 65 - To report that the Servicer is repurchasing the Mortgage Loan. The Action Date is the date the repurchase proceeds were remitted to the Master Servicer.

ACTION CODE 70 - To report that a Mortgage Loan has been foreclosed or a deed-in-lieu of foreclosure has been accepted, and the Servicer, on behalf of the owner of the Mortgage Loan, has acquired the property and may dispose of it. The Action Date is the date of the foreclosure sale or, for deeds-in-lieu, the date the deed is recorded on behalf of the owner of the Mortgage Loan.

ACTION CODE 71 - To report that a Mortgage Loan has been foreclosed and a third party acquired the property, or a total condemnation of the property has occurred. The Action Date is the date of the foreclosure sale or the date the condemnation award was received.

ACTION CODE 72 - To report that a Mortgage Loan has been foreclosed, or a deed-in-lieu has been accepted, and the property may be conveyed to the mortgage insurer and the pool insurance claim has been filed. The Action Date is the date of the foreclosure sale, or, for deeds-in-lieu, the date of the deed for conventional mortgages.

The Loss Mit Type field should show the approved Loss Mitigation arrangement. The following are acceptable:

     ASUM-APPROVED ASSUMPTION
     BAP-BORROWER ASSISTANCE PROGRAM
     CO-CHARGE OFF
     DIL-DEED-IN-LIEU
     FFA-FORMAL FORBEARANCE AGREEMENT
     MOD-LOAN MODIFICATION
     PRE-PRE-SALE
     SS-SHORT SALE
     MISC-ANYTHING ELSE APPROVED BY THE PMI OR POOL INSURER

Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property. The acceptable codes are:


                                Exhibit Three-7

Mortgagor
Tenant
Unknown
Vacant


                                Exhibit Three-8

                      REALIZED LOSS CALCULATION INFORMATION

                         WELLS FARGO BANK, N.A. Form 332

Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Mortgage Loan's removal from the Mortgage Loan Activity Report. The Servicer will retain the duplicate for its own records.

Due Date

With respect to any liquidated Mortgage Loan, the form will be submitted to the Master Servicer no later than the date on which statements are due to the Master Servicer under Section 4.02 of this Agreement (the "Statement Date") in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan; provided, that if such Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan, then the form will be submitted on the first Statement Date occurring after the 30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions

The numbers on the form correspond with the numbers listed below.

1.     The actual Unpaid Principal Balance of the Mortgage Loan.

2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.

3-7. Complete as necessary. All line entries must be supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

8. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis.

10.    The total of lines 1 through 9.


                                Exhibit Three-9

Credits

11-17. Complete as necessary. All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.

18.    The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

19. The total derived from subtracting line 18 from 10. If the amount represents a realized gain, show the amount in parenthesis ( ).


                                Exhibit Three-10

                             WELLS FARGO BANK, N.A.
                          CALCULATION OF REALIZED LOSS

           WELLS FARGO BANK, N.A. Trust: ___________________________

           Prepared by: __________________ Date: _______________

           Phone: ______________________

         Servicer Loan No.                  Servicer Name     Servicer Address

WELLS FARGO BANK, N.A.
Loan No._____________________________
Borrower's Name:________________________________________________________
Property Address:_________________________________________________________

LIQUIDATION AND ACQUISITION EXPENSES:

Actual Unpaid Principal Balance of Mortgage Loan   $ _______________(1)
Interest accrued at Net Rate                        ________________(2)
Attorney's Fees                                     ________________(3)
Taxes                                               ________________(4)
Property Maintenance                                ________________(5)
MI/Hazard Insurance Premiums                        ________________(6)
Hazard Loss Expenses                                ________________(7)
Accrued Servicing Fees                              ________________(8)
Other (itemize)                                     ________________(9)
                                                   $ __________________

TOTAL EXPENSES                                     $ ______________(10)
CREDITS:
Escrow Balance                                     $ ______________(11)
HIP Refund                                         ________________(12)
Rental Receipts                                    ________________(13)
Hazard Loss Proceeds                               ________________(14)
Primary Mortgage Insurance Proceeds                ________________(15)
Proceeds from Sale of Acquired Property            ________________(16)
Other (itemize)                                    ________________(17)
                                                   ________________
                                                   ________________
TOTAL CREDITS                                      $________________(18)

TOTAL REALIZED LOSS (OR Amount OF GAIN) $________________


                                Exhibit Three-11

                                  EXHIBIT FOUR

                           Schedule of Serviced Loans

                          [On file at the Washington DC
                       offices of Hunton & Williams LLP]


                                 Exhibit Four-1

                                  EXHIBIT FIVE

                        Form of Confidentiality Agreement


                                 Exhibit Five-1

                                   EXHIBIT SIX

                       Special Foreclosure Rights Section

1. The Servicer shall not commence foreclosure proceedings or any alternative to foreclosure proceedings with respect to a Mortgage Loan that has become 60 days or more delinquent unless (i) no later than five Business Days prior to its commencement of such foreclosure proceedings, it notifies the majority holder of the most junior of the Subordinate Certificates (the "Securityholder") of its intention to do so, and (ii) the Securityholder does not, within such five-Business Day period, affirmatively object to such action.

2. In the event that the Servicer determines not to proceed with foreclosure proceedings or any alternative to foreclosure proceedings with respect to a Mortgage Loan and the Servicer has determined that it is unable to collect payments due under such Mortgage Loan in accordance with the Agreement, the Servicer shall, prior to taking any action with respect to such Mortgage Loan, promptly provide both the Master Servicer and the Securityholder with notice of such determination and a description of such other action as it intends to take with respect to such Mortgage Loan; provided, that the Servicer shall not be permitted to proceed with any such action unless the Securityholder does not, within such five-Business Day period, affirmatively object to such action.

     (a) If the Securityholder timely and affirmatively objects to an action or contemplated action of the Servicer pursuant to section 1 or 2 above, then the Securityholder shall instruct the Master Servicer to hire three appraisal firms selected by the Master Servicer in its reasonable discretion, to compute the fair value of the Mortgaged Property securing the related Mortgage Loan utilizing the Fannie Mae Form 2055 Exterior-Only Inspection Residential Appraisal Report (each such appraisal-firm computation, a "Fair Value Price"), in each case no later than 30 days from the date of such Securityholder objection. The Securityholder will provide the Master Servicer with contact information for no less than five local appraisal firms within three business days after notice of its objection. All costs relating to the computation of the Fair Value Prices shall be for the account of the Securityholder and shall be paid by the Securityholder at the time that such Mortgage Loan is purchased by the Securityholder.

          (i) If the Master Servicer shall have received three Fair Value Prices by the end of such 30-day period, then the Securityholder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan (the "Unpaid Principal Balance") and (ii) the average of such three Fair Value Prices respectively determined by such appraisal firms; and shall deliver such


                                  Exhibit Six-1
          amount to the Servicer against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

          (ii) If the Master Servicer shall not have received three Fair Value Prices by the end of the 30-day period set forth in clause (1)(c) above, then:

               (A) If the Master Servicer shall have received only two Fair Value Prices by the end of such 30-day period, then the Master Servicer shall determine, in its reasonable discretion, the fair value of the Mortgaged Property and other collateral relating to such Mortgage Loan (such fair value, the "Master Servicer's Fair Value Price") and the Securityholder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the least of
               (1) the Unpaid Principal Balance thereof, (2) the average of such Fair Value Prices determined by such appraisal firms and (3) the Master Servicer's Fair Value Price; and shall deliver such amount to the Servicer against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

               (B) If the Master Servicer shall have received only one Fair Value Price by the end of such 30-day period, then the Master Servicer will determine the Master Servicer Fair Value Price of the Mortgaged Property related to such Mortgage Loan and the Securityholder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the least of (1) the Unpaid Principal Balance thereof, (2) the Fair Value Price determined by such appraisal firm and (3) the Master Servicer's Fair Value Price; and shall deliver such amount to the Servicer against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

               (C) If the Master Servicer shall not have received any such Fair Value Prices by the end of such 30-day period, then the Master Servicer will determine the Master Servicer Fair Value Price of the Mortgaged Property related to such Mortgage Loan and the Securityholder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the lesser of (1) the Unpaid Principal Balance thereof and (2) the Master Servicer's Fair Value Price; and shall deliver such amount to the Servicer against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.


                                  Exhibit Six-2

               (D) If the Master Servicer has not received three Fair Value Prices by the end of such 30-day period, it shall continue for the next 30 days to try to obtain three Fair Value Prices. Upon the earlier of the date that it obtains the three Fair Value Prices, or the end of the 30 day extension, the Master Servicer shall recalculate the price payable pursuant to this Agreement and, within five Business Days thereafter, (i) the Securityholder shall pay the Servicer the positive difference between the recalculated purchase price, and the price actually paid by it, or (ii) the Servicer shall refund to the Securityholder the positive difference between the purchase price actually paid by the Securityholder, and the recalculated purchase price.


                                  Exhibit Six-3

                                  EXHIBIT SEVEN

                         Copy of the Servicing Agreement


                              [See Exhibit 99.14]


                                 Exhibit Eight-1